EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2004

           In connection with the Annual Report of Recycle Tech, Inc. (the "Company") on Form 10-KSB as filed with the Securities and Exchange Commission on the date hereof (the "Report'), Raymond Kasel, Chief Financial Officer of the Company, certify, pursuant to 18 USC ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2004, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond Kasel
Raymond Kasel,
Chief Financial Officer

Dated: April 14, 2008